PRO FORMA BALANCE SHEET
       SPEEDWAY MOTORSPORTS, INC. AND SEARS POINT RACEWAY
       SEPTEMBER 30, 1996
       (UNAUDITED)
       (In Thousands)

                                                                                                    Pro Forma
                                                                Historical              Pro Forma   Adjustments
                                                         ---------------------------
                                                               SMI          SPR       Adjustments     Notes        Pro Forma
       ASSETS
       CURRENT ASSETS
          Cash and cash equivalents                         $15,630         $110       ($11,883)        I          $3,857
          Restricted cash                                     4,644           --             --                     4,644
          Trade accounts receivable                           6,487          677           (126)        F           7,038
          Prepaid income taxes                                3,469           --             --                     3,469
          Inventories                                         6,303           --             --                     6,303
          Speedway condominiums under construction            3,799           --             --                     3,799
          Prepaid expenses                                      908           92             --                     1,000
                                                         -----------     --------   ------------                 -----------
                 Total current assets                        41,240          879        (12,009)                   30,110
                                                         -----------     --------   ------------                 -----------
       PROPERTY AND EQUIPMENT, NET                          215,698        9,451         19,309         A         244,458
                                                         -----------     --------   ------------                 -----------
       GOODWILL AND OTHER INTANGIBLE ASSETS                  36,364           --         11,422         B          47,786
                                                         -----------     --------   ------------                 -----------
       OTHER ASSETS
          Marketable equity securities                        2,387           --             --                     2,387
          Notes receivable                                      684        5,185          8,268         C          14,137
          Other assets                                        4,201          451           (442)        D           4,210
                                                         -----------     --------   ------------                -----------
                 Total other assets                           7,272        5,636          7,826                    20,734
                                                         -----------     --------   ------------                -----------
                 TOTAL                                     $300,574      $15,966        $26,548                  $343,088
                                                         ===========     ========   ============                ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES
          Current maturities of long-term debt                 $279         $577          ($577)        G            $279
          Accounts payable                                   12,845          446             --                    13,291
          Deferred race event income, net                    27,559           --             --                    27,559
          Accrued expenses and other liabilities              6,160          336             --                     6,496
          Due to former stockholders                            640        5,725         (5,725)        G             640
                                                         -----------     --------   ------------                -----------
                 Total current liabilities                   47,483        7,084         (6,302)                   48,265
       LONG-TERM DEBT                                                                                                   0
          Notes payable                                      41,204       12,395         (2,109)        G          52,146
          Capital lease obligation                               --           --         31,446         E          31,446
       PAYABLE TO AFFILIATED COMPANIES                        2,603           --             --                     2,603
       DEFERRED MEMBERSHIP INCOME, NET                        1,357           --             --                     1,357
       DEFERRED INCOME TAXES                                  9,899           --             --                     9,899
       OTHER LIABILITIES                                      5,147           --             --                     5,147
                                                          ----------    -----------    ------------             -------------
                 Total liabilities                          107,693       19,479         23,035                   150,207
                                                          ----------    -----------    ------------             -------------

       STOCKHOLDERS' EQUITY
          Common stock                                          413           15            (15)        H             413
          Additional paid-in capital                        155,276           18            (18)        H         155,276
          Retained earnings                                  37,308       (3,546)         3,546         H          37,308
          Unrealized loss on marketable equity
              securities                                       (116)          --            --                       (116)
                                                          ----------     ----------    ------------             ------------
                 Total stockholders' equity                 192,881       (3,513)         3,513                   192,881
                                                          ----------     ----------    ------------             ------------
                 TOTAL                                     $300,574      $15,966        $26,548                  $343,088
                                                         ===========     ==========    =============             ============


                  See notes to pro forma financial statements.

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              AT SEPTEMBER 30, 1996
                                 (In Thousands)

A.   Increase in property and equipment:
     - To adjust SPR depreciable property and equipment to fair
        value at date of acquisition based on independent appraisal ..                $16,323
     - To adjust SPR land to fair value at date of acquisition
         based on independent appraisal ...............................                 2,986
                                                                                       19,309
B.   Increase in excess of cost over fair values assigned to net assets acquired (goodwill)(amortized on straight-line basis
     over 40 years)...................................................                 11,422

C.   Increase in notes receivable:
     - To record SMI loan to BRC stockholder under note receivable ...                 13,453
     - To eliminate BRC amounts due from affiliates not acquired .....                 (5,185)
                                                                                        8,268
D. Increase in other assets:
     - To eliminate deferred loan costs not acquired in purchase .....                   (442)

E.   To record capital lease obligation on BRC real property, net of
         cash deposits paid at closing of $6,500 ......................                31,446

F.   To eliminate other receivables not acquired in SPR purchase .....                   (126)

G.   Decrease in long-term debt:
     - To eliminate BRC long-term debt, including current portion, not
         assumed in purchase ..........................................               (12,972)
     - Increase in long-term debt for pro forma purposes (see Note J
         of December 31, 1995 pro forma balance sheet).................                10,286
                                                                                       (2,686)
     - Current for Tier of Long-Term Debt.............................                   (577)
                                                                                       (2,109)
     - To eliminate BRC notes payable to stockholder not assumed in
         purchase .....................................................                (5,725)

H.   To eliminate historical equity of BRC:
     - Common stock ..................................................                    (15)
     - Additional paid-in capital ....................................                    (18)
     - Deficit .......................................................                  3,546

I.   Decrease in cash:
     - Direct costs of acquisition ...................................                   (150)
     - Paid at closing for net assets acquired .......................                 (1,908)
     - SPR lease security deposit and purchase option ................                 (6,500)
     - Cash retained by BRC ..........................................                   (175)
     - Loan to BRC stockholder at closing ............................                (13,453)
                                                                                      (22,169)
     - Increase in cash from pro forma borrowings (see Note J of
         December 31, 1995 pro forma balance sheet) ...................                10,286
                                                                                     $(11,883)

       PRO FORMA STATEMENT OF INCOME
       SPEEDWAY MOTORSPORTS, INC. AND SEARS POINT RACEWAY
       NINE MONTHS ENDED SEPTEMBER 30, 1996
       (UNAUDITED)
       (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                           PRO FORMA
                                                         HISTORICAL           PRO FORMA    ADJUSTMENTS
                                                  ------------------------
                                                      SMI           SPR      ADJUSTMENTS     NOTES        PRO FORMA
       REVENUES:
          Admissions                               $33,602        $3,649         --                         $37,251
          Event related revenue                     23,551         3,657         --                          27,208
          Other operating revenue                    9,498         1,052         --                          10,550
                                                  ---------       -------    -------                       -----------
                 Total revenues                     66,651         8,358         --                          75,009
                                                  ---------       -------    -------                       -----------

       OPERATING EXPENSES:
           Direct expenses of events                20,116         3,844         --                          23,960
           Other direct operating expenses           5,724           168         --                           5,892
           General and administrative               13,208         2,368         --                          15,576
           Depreciation and amortization             5,904           466        526         A                 6,896
                                                  ---------       -------    -------                       ------------
                 Total operating expenses           44,952         6,846        526                          52,324
                                                  ---------       -------    -------                       ------------
       OPERATING INCOME                             21,699         1,512       (526)                         22,685

       INTEREST INCOME (EXPENSE), NET                  818          (815)      (451)        B                  (448)
       OTHER INCOME                                  1,282           --          --                           1,282
       EQUITY IN EARNINGS OF NORTH
           WILKESBORO SPEEDWAY                          85           --          --                              85
                                                  ---------       -------    -------                       ------------

       INCOME FROM CONTINUING OPERATIONS
            BEFORE INCOME TAXES                     23,884           697       (977)                         23,604

       INCOME TAX PROVISION (BENEFIT)                9,520            --       (112)        C                 9,408
                                                  ---------       -------    -------                       -----------

       NET INCOME                                  $14,364          $697      ($865)                        $14,196
                                                  =========       =======    =======                       ============


       INCOME PER SHARE FROM
          CONTINUING OPERATIONS                      $0.35                                                    $0.35
                                                  =========                                                ============
       WEIGHTED AVERAGE SHARES
          OUTSTANDING                               41,046                                                   41,046
                                                  =========                                                ============



                  See notes to pro forma financial statements.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (In Thousands)

A:   Increase in depreciation and amortization:
         Depreciation of step-up in fair value of property and equipment
           using straight-line basis ..................................              $  381
         Amortization of goodwill (amortized on straight-line basis
           over 40 years) .............................................                 215
         Decrease in amortization of other assets .....................                 (70)
                                                                                        526
B.   Change in interest income (expense), net:
         Interest income on SMI loan to BRC stockholder at purchase....                 404
         Interest expense on SPR capital lease obligation .............              (1,533)
         Interest expense on increase in long-term debt for pro forma purposes
          (see Note J of December 31, 1995 pro forma balance
          balance sheet) ..............................................                (147)
         Elimination of interest income on BRC amounts due from
          affiliates not acquired in purchase .........................                (411)
         Elimination of interest expense on notes payable not assumed in
           purchase ...................................................               1,236
                                                                                       (451)
C.   Decrease in income tax provision:
         Income tax benefit of pro forma adjustments on consolidated income tax provision using SMI effective income tax rate of
          approximately 40%............................................              $ (112)
